UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2025

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 650, Dallas, TX	75225
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
9.00% Senior Notes due 2027	SWKHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 9, 2025, SWK Holdings Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Runway Growth Finance Corp., a Maryland corporation (“Parent”), RWAY Portfolio Holding Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Intermediary Sub”), RWAY Portfolio Corp., a Delaware corporation and a direct wholly owned subsidiary of Intermediary Sub (“Acquisition Sub”), and Runway Growth Capital LLC, a Delaware limited liability company (“Parent External Adviser”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions of the Merger Agreement, (i) Acquisition Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Intermediary Sub (the “Surviving Corporation”), or, in the alternative, the Company will merge with and into Acquisition Sub, with Acquisition Sub continuing as the surviving corporation and as a wholly owned subsidiary of Intermediary Sub (in either case, the “First Merger”), (ii) immediately after the First Merger, the Surviving Corporation will merge with and into Intermediary Sub (the “Second Merger”), with Intermediary Sub surviving the Second Merger as a wholly owned subsidiary of Parent, and (iii) immediately after the Second Merger, Intermediary Sub will merge with and into Parent (the “Third Merger” and, together with the Second Merger and the First Merger, the “Mergers”), with Parent continuing as the surviving corporation in the Third Merger.

Merger Consideration

At the closing of the First Merger (the “Closing”), Parent shall issue, in respect of all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) (excluding shares held by subsidiaries of the Company or held, directly or indirectly, by Parent, Intermediary Sub or Acquisition Sub and all treasury shares, collectively “Cancelled Shares”) either (a) an amount of cash equal to the quotient of (i) the Closing Company Net Asset Value (as defined and calculated in accordance with the Merger Agreement) and (ii) the number of shares of Company Common Stock outstanding as of two days (excluding Sundays and holidays) prior to the Closing (such quotient, the “Company Per Share NAV” and such consideration, the “Per Share Cash Consideration”) or (b) a number of validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”) equal to the quotient (rounded to four decimal places) of the Company Per Share NAV divided by the Parent Per Share NAV (as defined in the Merger Agreement) (the “Per Share Stock Consideration”), in each case of (a) and (b), subject to the applicable holder’s election for such share and the adjustments set forth in the Merger Agreement, plus (c) the Per Share Guaranteed Cash Payment (as defined in the Merger Agreement), which is expected to be equal to approximately $0.74 per share (together with the Company Per Share Cash Consideration, the Company Per Share Stock Consideration, in each case, as applicable, the “Total Per Share Consideration”), to be paid by the Parent External Adviser.

In connection with the transactions contemplated by the Merger Agreement, the Company will present its good faith determination of the carrying value of the underlying portfolio assets of the Company as of 5:00 p.m. New York City time on the date that is two days (excluding Sundays and holidays) prior to the Closing (the “Determination Date”) (the value of each of such asset, the “Company Marks”) to a valuation firm chosen by the Company (the “Company Valuation Firm”). The Company Valuation Firm will then determine in good faith a valuation range with respect to each underlying portfolio asset of the Company as of 5:00 p.m. New York City time on the Determination Date (each such range, an “Asset Valuation Range”). The Company will then calculate the “Adjudicated Portfolio Value”, in which each of the Company Marks valued outside the Asset Valuation Range for such portfolio asset are deemed to be within such Asset Valuation Range (i) in the event the Company Mark is higher than the highest value in the Asset Valuation Range for such asset, the highest value of such Asset Valuation Range and (ii) in the event the Company Mark is lower than the lowest value in the Asset Valuation Range for such asset, the lowest value of such Asset Valuation Range; provided that, in the event the Company Mark is within the Asset Valuation Range for such asset, the value of such asset is deemed to be the Company Mark.

Two days (excluding Sundays and holidays) prior to the Closing Date (as defined in the Merger Agreement), the Company shall deliver to Parent a calculation of the estimated Company Net Asset Value (as defined in the Merger Agreement), as approved by the board of directors of the Company, calculated in good faith and determined in accordance with the valuation methodology as set forth in the Merger Agreement and the determination of the Adjudicated Portfolio Value (as defined in the Merger Agreement).

Each person who, as of the date and time when the First Merger becomes effective (the “Effective Time”), is a record holder of shares of Company Common Stock shall be entitled, with respect to all or any portion of such shares, to make an election (an “Election”) to receive, with respect to each such share held by such holder, the Per Share Cash Consideration. With respect to each share held by a record holder of shares of Company Common Stock with respect to which such holder does not make an Election, such holder will receive the Per Share Stock Consideration; provided, that with respect to any record holder of shares of Company Common Stock who at the record date who does not make an Election with respect to any shares held by such holder (such holder, a “Non-Election Holder”), such holder will have been deemed to have made an Election with respect to a percentage of the total shares of Company Common Stock held by such Non-Election Holder equal to a number, the numerator of which will be the Aggregate Cash Consideration (as defined and calculated in accordance with the Merger Agreement), and the denominator of which will be the Closing Company Net Asset Value. For the purpose of making Elections, a record holder of Company Common Stock that is a registered clearing agency and who has legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit elections as if each ultimate beneficial owner were a record holder of Company Common Stock.

If, after giving effect to the Elections, the aggregate number of shares of Parent Common Stock to be issued by Parent in the First Merger (the “Proposed Aggregate Stock Issuance Amount”) exceeds the Total Stock Consideration (as defined and calculated in accordance with the Merger Agreement), then the number of non-electing shares will be reduced (without any action on the part of any holder of Company Common Stock) by converting non-electing shares into electing shares until the Proposed Aggregate Stock Issuance Amount is equal to the Total Stock Consideration (determined on a whole-share basis). Any such reduction in the number of non-electing shares shall be applied among all stockholders, pro rata based on the aggregate number of non-electing shares held by each such stockholder in proportion to the total number of non-electing shares.

If, after giving effect to the Elections, the aggregate amount of cash (excluding, for the avoidance of doubt, cash in lieu of fractional shares) to be issued by Parent in the First Merger (excluding, for the avoidance of doubt, the Guaranteed Cash Payment (as defined in the Merger Agreement)) (the “Proposed Cash Consideration”) exceeds the Aggregate Cash Consideration, then the number of electing shares shall be reduced (without any action on the part of any holder of Company Common Stock) by converting electing shares into non-electing shares until the Proposed Cash Consideration is equal to the Aggregate Cash Consideration (determined on a whole-share basis). Any such reduction in the number of electing shares shall be applied among all stockholders, pro rata based on the aggregate number of electing shares held by each such stockholder in proportion to the total number of electing shares.

Each award of restricted Company Common Stock granted under the Company’s 2010 Equity Incentive Plan, as amended (“Company Restricted Stock Award”) that is outstanding and unvested as of the Effective Time will vest in full immediately prior to the Effective Time and each share of Company Common Stock subject to an outstanding Company Restricted Stock Award shall be accelerated and cancelled in exchange for the right to receive the Total Per Share Consideration, subject to applicable withholding.

The Company shall prepare and mail a form of election (each, a “Form of Election”), with the proxy statement relating to the Company Stockholders’ Meeting (as defined below) (the “Proxy Statement”), to record holders of Company Common Stock as of the record date for the Company Stockholders’ Meeting, which Form of Election shall be used by each holder of Company Common Stock who wishes to elect to receive the Per Share Cash Consideration for any or all shares of Company Common Stock held by such holder. In addition, the Company shall use its reasonable best efforts to make the Form of Election and the Proxy Statement available to all persons who become holders of Company Common Stock during the period between such record date and the Company Stockholders’ Meeting, provided, that the Proxy Statement may be made available to such holders over the Internet. Any such holder's Election to receive the Per Share Cash Consideration will be properly made only if the exchange agent has received at the exchange agent’s designated mailing address, by 5:00 p.m., New York City time, no later than the business day that is five (5) business days preceding the Closing Date, or such other date as mutually agreed to by the Company and Parent, a Form of Election properly completed for a specified number of shares of Company Common Stock held by such holder and signed and accompanied by (if such shares are not book-entry shares) the stock certificate or certificates to which such Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of the Company (or by an appropriate guarantee of delivery of such certificate or certificates as set forth in such Form of Election from a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank of trust company having an office or correspondent in the United States, provided such certificates are in fact delivered to the exchange agent within three (3) trading days after the date of execution of such guarantee of delivery).

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of the Company, Parent and Parent External Adviser. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each of the Company and Parent (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Mergers without the other party’s consent (which consent shall not be unreasonably withheld, delayed or conditioned).

The Merger Agreement contains “no-shop” provisions that restrict the Company’s ability to solicit, initiate or take any other action which could reasonably be expected to facilitate the making of any competing proposal or inquiry and to respond to such proposals.

Conditions to the Mergers

The consummation of the First Merger is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary closing conditions, including (i) obtaining the Company Stockholder Approval, (ii) the issuance of Parent Common Stock in connection with the First Merger shall have been approved for listing on NASDAQ, (iii) the Form N-14 shall have become effective under the Securities Act and shall not be the subject of any stop order or legal proceedings seeking a stop order, and (iv) the expiration or termination of the applicable waiting period, under the U.S. Hart-Rodino Antitrust Improvements Act of 1976. The obligation of each party to consummate the First Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. Further, the Merger Agreement provides that the Company will not be obligated to consummate the Mergers should the Lower Collar Amount (as defined in the Merger Agreement) exceed the Estimated Closing Portfolio Asset Value (as defined in the Merger Agreement) as of the Determination Date

Termination

The Merger Agreement contains customary termination rights. In particular, at any time prior to receipt of the Company Stockholder Approval, the Company may terminate the Merger Agreement in order to substantially concurrently enter into a binding definitive agreement providing for the consummation of a Superior Proposal (as defined in the Merger Agreement), subject to the Company’s compliance with notice and other specified conditions contained in the non-solicitation covenants, including giving Parent the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and provided that the Company has not otherwise materially breached any provision of the non-solicitation covenants.

If the Merger Agreement is terminated by Parent pursuant to the Company adversely changing its recommendation in favor of the Agreement or the Company to enter into a superior competing proposal and certain other circumstances, the Company must pay Parent a termination fee equal to $8,225,000.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibits 2.1, and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Key Stockholder Agreement

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, Double Black Diamond Offshore Ltd. (the “Key Stockholder”), a stockholder of the Company, has entered into a key stockholder agreement with Parent (the “Key Stockholder Agreement”) pursuant to which the Key Stockholder has, subject to the terms and conditions thereof, agreed, among other things, to vote its shares of Company Common Stock in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereunder, including the First Merger. As of October 9, 2025, the Key Stockholder held approximately 69.9% of the voting power of the Company Common Stock.

The foregoing summary description of the Key Stockholder Agreement is subject to and qualified in its entirety by reference to the Key Stockholder Agreement, a copy of which is attached hereto as Exhibit 2.2 and the terms of which are incorporated herein by reference.

Forward-Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results of Parent and the Company, and distribution projections; business prospects of Parent and the Company, and the prospects of their portfolio companies; and the impact of the investments that Parent and the Company expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate the mergers on the expected timeline, or at all; (ii) the expected synergies and savings associated with the mergers; (iii) the ability to realize the anticipated benefits of the mergers, including the expected elimination of certain expenses and costs due to the mergers; (iv) the percentage of the Company’s stockholders voting in favor of the transaction; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the combined company’s plans, expectations, objectives and intentions, as a result of the mergers; (ix) any potential termination of the merger agreement; (x) the future operating results and net investment income projections of Parent, the Company or, following the closing of the mergers, the combined company; (xi) the ability of the Adviser and its affiliates to attract and retain highly talented professionals; (xii) the business prospects of Parent, the Company or, following the closing of the mergers, the combined company, and the prospects of their portfolio companies; (xiii) the impact of the investments that Parent, the Company or, following the closing of the mergers, the combined company expect to make; (xiv) the ability of the portfolio companies of Parent, the Company or, following the closing of the mergers, the combined company to achieve their objectives; (xv) the expected financings and investments and additional leverage that Parent, the Company or, following the closing of the mergers, the combined company may seek to incur in the future; (xvi) the adequacy of the cash resources and working capital of Parent, the Company or, following the closing of the mergers, the combined company; (xvii) the timing of cash flows, if any, from the operations of the portfolio companies of Parent, the Company or, following the closing of the mergers, the combined company; (xviii) the risk that stockholder litigation in connection with the mergers may result in significant costs of defense and liability; and (xix) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities). You should not place undue reliance on such forward-looking statements, which speak only as of the date of this communication. Parent and the Company have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although Parent and the Company undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that Parent and the Company in the future may file with the U.S. Securities and Exchange Commission (the “SEC”), including the Proxy Statement and the Registration Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future events and results may be materially different from expectations. Parent and the Company qualify all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

This document relates to the proposed Mergers and certain related matters. In connection with the proposed transaction, including seeking to obtain the approval from the Company stockholders, Parent will file with the SEC a registration statement on Form N-14 (the “Registration Statement”), which will contain a preliminary proxy statement of the Company that also constitutes a preliminary prospectus of Parent. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus to the Company stockholders (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus and the Registration Statement will each contain important information about the Company, Parent, the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement/Prospectus or the Registration Statement to which it pertains or for any other document that the Company or Parent may file with the SEC and send to the Company’s stockholders in connection with the proposed transactions. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov, or for documents filed by the Company, from the Company’s website at https://www.swkhold.com/ and for documents filed by Parent, from Parent’s website at www.runwaygrowth.com.

Participants in the Solicitation

Parent, its directors, certain of its executive officers and certain employees and officers of the Parent External Adviser and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Parent is set forth in its proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025. The Company, its directors, certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025, as revised on April 30, 2025. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Parent and the Company stockholders in connection with the proposed transaction will be contained in the Registration Statement, including the Proxy Statement included therein, and other relevant materials when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This document is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this document is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in Parent or the Company or in any fund or other investment vehicle managed by BC Partners Advisors L.P. or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 9, 2025, by and among SWK Holdings Corporation, Runway Growth Finance Corp., RWAY Portfolio Holding Corp., RWAY Portfolio Corp. and Runway Growth Capital LLC
99.1	Key Stockholder Agreement, dated as of October 9, 2025, by and among Runway Growth Finance Corp., Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Joe D. Staggs
Joe D. Staggs
President and Chief Executive Officer

Date: October 10, 2025